FOR IMMEDIATE RELEASE
---------------------


October 5, 1999


MGI  PROPERTIES  ("MGI")
------------------------
ANNOUNCES  ADDITIONAL  PROPERTY  SALES;
---------------------------------------
REPORTS  THIRD  QUARTER  RESULTS
--------------------------------

Property Sales and Liquidation Update
-------------------------------------
         BOSTON, MASSACHUSETTS . . . . W. Pearce Coues, Chairman of the Board of
Trustees, today announced that MGI Properties (NYSE:MGI) has sold two apartment complexes for an aggregate sales price of $39.8 million, which includes $18.6 million of debt secured by the properties, which was assumed or repaid by the purchasers. Mr. Coues stated that the Trust's one remaining apartment complex and two office buildings in Greenville, South Carolina are under contract and that he anticipates the sales to be completed later this quarter.

Results of Operations
---------------------
         MGI also reported 1999 third quarter results. For the quarter ended August 31, 1999, funds from operations ("FFO"), which reflected the June 22, 1999 and July 1, 1999 sales of 54 properties, were $5,382,000, or $.39 per share, as compared to the $.61 per share earned in the 1998 third quarter. Also, on July 30, 1999, MGI made a liquidating distribution of $19 per share. FFO for the nine months ended August 31, 1999 was $23,712,000, or $1.72 per share, as compared to $23,711,000, or $1.73 per share, earned in the 1998 nine-month period.

         Net income for the quarter ended August 31, 1999 was $124.3 million, or $9.02 per share, compared to $5,240,000, or $.38 per share, for the third quarter one year ago. Net income in the third quarter of 1999 included net gains of $137.8 million, or $10 per share. Also included in 1999 third quarter net income were various expenses related to MGI's liquidation that aggregated approximately $18.7 million. Net income was $138.5 million, or $10.06 per share, in the current nine-month period, versus $23,145,000, or $1.69 per share, a year ago. In the first nine months of 1999, MGI recognized net gains of $137.7 million, or $9.99 per share, and various expenses related to property sales and the liquidation, which aggregated approximately $21.7 million. Included in 1998 year-to-date net income were net gains of $8.4 million, or $.61 per share.

         THIS PRESS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933 AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934. THESE FORWARD-LOOKING STATEMENTS ARE DEPENDENT ON A NUMBER OF FACTORS WHICH COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE EXPRESSED OR IMPLIED IN THE FORWARD-LOOKING STATEMENTS. SUCH FACTORS INCLUDE, AMONG OTHER THINGS, THE RISKS OF FUTURE ACTION OR INACTION BY THE BOARD OF TRUSTEES WITH RESPECT TO THE PLAN OF LIQUIDATION (AND THE ACTUAL RESULTS THEREOF), INCLUDING THE POSSIBILITY OF LITIGATION PERTAINING THERETO; THE NET REALIZABLE VALUE OF AND THE TIMING OF THE SALES OF THE TRUST'S REMAINING
PROPERTIES DURING THE COURSE OF THE LIQUIDATION; THE AMOUNT AND TIMING OF LIQUIDATING DISTRIBUTIONS; CHANGES IN NATIONAL AND LOCAL ECONOMIC AND FINANCIAL MARKET CONDITIONS, AS WELL AS THOSE FACTORS SET FORTH IN MGI'S FORM 10-K FOR THE YEAR ENDED NOVEMBER 30, 1998, INCLUDING THOSE SET FORTH UNDER "FORWARD-LOOKING STATEMENTS," "OTHER" AND ITEM 1 - "ADOPTION OF LIQUIDATION PLAN," AND IN ITS MOST RECENTLY FILED FORM 10-Q.

                                                                     (Continued)

                         SELECTED FINANCIAL INFORMATION
                         ------------------------------

                                             For the Three Months Ended August 31,   For the Nine Months Ended August 31,

                                                   1999                1998               1999                1998
                                                   ----                ----               ----                ----

Funds from Operations                          $   5,382,000       $   8,348,000      $  23,712,000       $  23,711,000
                                               =============       =============      =============       =============
Per Share - Basic                              $         .39       $         .61      $        1.72       $        1.73
                                               =============       =============      =============       =============
Per Share - Diluted                            $         .37       $         .59      $        1.66       $        1.69
                                               =============       =============      =============       =============

Rental income                                  $   8,445,000       $  18,166,000      $  45,899,000       $  51,891,000
Interest income                                    2,042,000             111,000          2,325,000             458,000
                                               -------------       -------------      -------------       -------------
Total Income                                      10,487,000          18,277,000         48,224,000          52,349,000

Expenses:
Property operating expenses                        2,237,000           4,219,000         10,423,000          12,145,000
Real estate taxes                                    926,000           2,030,000          5,353,000           6,022,000
Depreciation and amortization                        200,000           3,074,000            935,000           8,642,000
Unrealized loss on property held for sale          7,750,000                --            8,950,000                --
Interest                                           1,066,000           2,635,000          5,956,000           7,627,000
General and administrative                           853,000             999,000          2,706,000           2,713,000
Liquidation plan                                  10,991,000             430,000         12,774,000             430,000
                                               -------------       -------------      -------------       -------------
Total Expenses                                    24,023,000          13,387,000         47,097,000          37,579,000

Income before net gains                          (13,536,000)          4,890,000          1,127,000          14,770,000
Net gains from sale of real estate               137,797,000             350,000        137,654,000           8,375,000
                                               -------------       -------------      -------------       -------------
Income before extraordinary items                124,261,000           5,240,000        138,781,000          23,145,000
Extraordinary item - Prepayment of debt                 --                  --             (286,000)                 --
                                               -------------       -------------      -------------       -------------
Net Income                                     $ 124,261,000       $   5,240,000      $ 138,495,000       $  23,145,000
                                               =============       =============      =============       =============

Basic Earnings Per Share                       $        9.02       $         .38      $       10.06       $        1.69
                                               =============       =============      =============       =============

Diluted Earnings Per Share                     $        8.55       $         .37      $        9.68       $        1.65
                                               =============       =============      =============       =============

Average shares outstanding                        13,774,221          13,760,024         13,773,163          13,728,003


--------------------------------
(1)         Total income excludes gains or losses.


                                                                     (Continued)

                                 MGI PROPERTIES
                           CONSOLIDATED BALANCE SHEET

                                                                                August 31, 1999
                                                                                  (Unaudited)        November 30, 1998
                                                                                ----------------     -----------------

Assets

Real estate:
Properties held for sale                                                         $  93,913,000           $ 365,543,000
Cash and cash equivalents                                                           53,170,000              12,265,000
Short-term investments                                                              19,709,000                    --
Accounts receivable                                                                    722,000               5,040,000
Other assets                                                                         4,643,000              11,655,000
                                                                                 -------------           -------------
                                                                                 $ 172,157,000           $ 394,503,000
                                                                                 =============           =============

Liabilities and Shareholders' Equity

Liabilities:
Loans payable                                                                    $  34,629,000           $ 130,517,000
Liquidating liabilities                                                              9,780,000                 880,000
Other liabilities                                                                    3,136,000               6,284,000
                                                                                 -------------           -------------
Total liabilities                                                                   47,545,000             137,681,000

Shareholders' equity
Common shares -- $1 par value; 17,500,000 shares authorized;
    13,774,221 issued (13,764,221 at November 30, 1998)                             13,774,000              13,764,000
Additional paid-in capital                                                         208,363,000             208,278,000
Undistributed (distributions in excess of) net income                              (97,525,000)             34,780,000
Total shareholders' equity                                                       -------------           -------------
                                                                                   124,612,000             256,822,000
                                                                                 -------------           -------------
                                                                                 $ 172,157,000           $ 394,503,000
                                                                                 =============           =============


Portfolio Leasing (at August 31, 1999):
--------------------------------------


                                           Total                    Percentage
Property Type                           Square Feet                   Leased
-------------                           -----------                   ------
    Retail                                  715,200                    98.0%
    Office                                  299,700                    87.4%
      Total Commercial                    1,014,900                    94.8%
                                          =========                    =====

    Apartment Units                             959                    95.6%
                                                ===                    =====


                                      #       #       #


For further information contact:
-------------------------------
Phillip C. Vitali, Executive Vice President and Treasurer (617) 422-6000